Exhibit 2.1

INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT SEE REVERSE FOR CERTAIN DEFINITIONS transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. C0000000230 | M **SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W408 00000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY *GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero**** SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800 000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*G ROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SP ECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W4080000 0000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GRO UP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPEC IMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W408000000 00JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP*INC.zero****SPECIMEN48213W40800000000JUST*ENERGY*GROUP SPECIMEN **048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*G ROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W408000000 00JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****0 48213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROU P*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000J UST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****0482 13W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*I NC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST *ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W 40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC.zero****048213W40800000000JUST*ENERGY*GROUP*INC. * * * 0 * * * Aug 10, 2020 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY. JUST ENERGY GROUP INC. COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO) TRANSFER AGENT AND REGISTRAR OR By _____________________________ Authorized Officer By ____________________________ Authorized Officer Chief Financial Officer Executive Vice President, General Counsel and Corporate Secretary * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 48213W408 ISIN CA48213W4083 JUST ENERGY GROUP INC. CSAE_WIP_EARQ_C03.mtl.pulls/000001/000001/i